Exhibit 99.1

Ideanomics, Inc. Reports Q1 2023 Financial Results

- Revenues for the quarter ended March 31, 2023, were $10.6 million

New York, NY August 4, 2023/PRNewswire/ -- Ideanomics (NASDAQ: IDEX) ("Ideanomics" or the "Company"), a global company focused on accelerating the commercial adoption of electric vehicles, announced today its first quarter 2023 operating results for the period ended March 31, 2023.

During the first quarter Ideanomics began executing its commitment to shareholders to exit non-core businesses with its exit from low margin Chinese operations, the announcement of the sale of Timios which was concluded in the second quarter and the shutdown of our Justly financial services business.

First Quarter Highlights

•	Finalized VIA transaction end of January.
•	Energica Inside announced partnerships to develop all-electric solutions for aviation, marine, and off-road uses.
•	Solectrac continued to expand their dealer network and subsidy program for their all-electric tractors.
•	US Hybrid partnered with Mi-Jack to develop hydrogen powered rubber tire gantry crane.
•	US Hybrid and Global Environmental Products began manufacturing 18 zero-emission street sweepers for Caltrans.
•	Consolidated all energy and charging solutions under one brand WAVE Charging.

Ideanomics First Quarter 2023 Operating Results

Revenue for the quarter was $10.6 million, 58 percent lower than the same time last year. This was primarily due to a decrease in revenue from Timios the title & escrow services business, and a decrease in revenue from the China-based EV resale business. EV revenue was $5.9 million versus $15.4 million in 2022, a decrease of $9.5 million or 62%.

Gross Profit

Gross Profit for the first quarter was ($0.6) million, which represented a Gross Margin of (5.4%). Gross Profit for the first quarter of 2022 was $0.02 million.

About Ideanomics

Ideanomics (NASDAQ: IDEX) is a global group with a simple mission: to accelerate the commercial adoption of electric vehicles. By bringing together vehicles and charging technology with design, implementation, and financial services, we provide the completeness of solutions needed for the commercial world to commit to an EV future. To keep up with Ideanomics, please follow the company on social @ideanomicshq or visit https://ideanomics.com.

Safe Harbor Statement

This press release contains "forward-looking statements" within the meaning of the federal securities laws. All statements other than statements of historical fact included herein are "forward-looking statements." These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects," or similar expressions, involve known and unknown risks and uncertainties, and include the statement regarding the completion of the business combination within a certain period of time, if ever. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, they do involve assumptions, risks, and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of risks and uncertainties, such as risks related to: our ability to obtain necessary regulatory approvals and other risks and uncertainties disclosed under the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Contact:

Tony Sklar, SVP of Investor Relations
1441 Broadway, Suite 5116, New York, NY 10018
ir@ideanomics.com

IDEANOMICS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share data)	Three Months Ended March 31,
	2023	2022
Revenue from sales of products (including from a related party of $4 and $0, for the three months ended March 31, 2023 and 2022, respectively)	$5,756	$14,877
Revenue from sales of services	4,369	10,460
Other revenue	437	$54
Total revenue	10,562	25,391
Cost of revenue from sales of products (including from a related party of $37 and $0 for the three months ended March 31, 2023 and 2022, respectively)	6,391	15,738
Cost of revenue from sales of services	4,537	9,583
Cost of other revenue	203	50
Total cost of revenue	11,131	25,371
Gross (loss) profit	(569)	20

Operating expenses:
Selling, general and administrative expenses	46,245	37,095
Research and development expense	4,625	1,014
Asset impairments	44,113	81
Depreciation and amortization	4,510	1,285
Other general expenses	(12,596)	(131)
Total operating expenses	86,897	39,344

Loss from operations	(87,466)	(39,324)

Interest and other income (expense):
Interest income	340	763
Interest expense	(1,349)	(579)
Gain on remeasurement of investment	—	10,965
Other income, net	2,382	43
Loss before income taxes and non-controlling interest	(86,093)	(28,132)

Income tax benefit	2,985	378
Impairment of and equity in loss of equity method investees	(2,784)	(1,338)

Net loss	(85,892)	(29,092)

Net loss attributable to non-controlling interest	1,575	580

Net loss attributable to Ideanomics, Inc. common shareholders	$(84,317)	$(28,512)

Basic and diluted loss per share	$(0.12)	$(0.06)

Weighted average shares outstanding:

Basic and diluted	731,001,467	497,359,747

	March 31, 2023	December 31, 2022
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$18,880	$21,929
Accounts receivable, net	6,835	5,855
Contract assets	1,142	3,579
Amount due from related parties	539	899
Notes receivable from third parties, net	44	31,653
Inventory, net	27,353	28,246
Prepaid expenses	10,535	13,341
Other current assets	10,185	8,536
Total current assets	75,513	114,038
Property and equipment, net	11,414	9,072
Intangible assets, net	156,090	52,768
Goodwill	51,371	37,775
Operating lease right of use assets	19,626	15,979
Long-term investments	—	10,284
Other non-current assets	2,974	2,885
Total assets	$316,988	$242,801

LIABILITIES, CONVERTIBLE REDEEMABLE PREFERRED STOCK, AND EQUITY
Current liabilities
Accounts payable	$57,598	$29,699
Accrued salaries	11,982	9,848
Accrued expenses	6,024	4,167
Deferred revenue	2,498	2,749
Amount due to related parties	2,443	2,376
Current portion of operating lease liabilities	3,984	4,082
Promissory note due to related party	2,014	2,021
Current portion of promissory note due to third parties	6,223	7,270
Convertible promissory note due to third-parties	1,650	3,928
Warrant liabilities	18,553	—
Other current liabilities	15,174	10,721
Total current liabilities	128,143	76,861
Promissory note due to third parties, net of current portion	1,894	1,957
Operating lease liabilities, net of current portion	15,288	12,273
Non-current contingent liabilities	60,721	—
Deferred tax liabilities	4,203	3,000
Other long-term liabilities	2,022	2,147
Total liabilities	212,271	96,238
Commitments and contingencies (Note 15)
Convertible redeemable preferred stock
Series A - 7,000,000 shares issued and outstanding, liquidation and deemed liquidation preference of $3,500,000 as of March 31, 2023 and December 31, 2022	1,262	1,262
Series B - 50,000,000.00 shares authorized, 20,000,000 and 10,000,000 shares issued and 10,000,000 and 10,000,000 shares outstanding as of March 31, 2023 and December 31, 2022, respectively	8,850	8,850
Series C - 2,000,000 shares authorized, 1,159,276 and 0 shares issued and 0 and 0 shares outstanding as of March 31, 2023 and December 31, 2022, respectively	4,825	—
Equity
Common stock - $0.001 par value; 1,500,000,000 shares authorized, and 598,286,221 shares issued and 790,072,216 and 598,286,221 shares outstanding as of March 31, 2023 and December 31, 2022, respectively	916	597
Additional paid-in capital	1,041,955	1,004,082
Accumulated deficit	(951,099)	(866,450)
Accumulated other comprehensive loss	(5,048)	(6,104)
Total stockholders' equity	86,724	132,125
Non-controlling interest	3,056	4,326
Total equity	89,780	136,451
Total liabilities, convertible redeemable preferred stock, and equity	$316,988	$242,801

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